UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street Milwaukee, Wisconsin			53202
(Address of principal executive offices)			(Zip code)

Christopher E. Kashmerick Trust for Advised Portfolios 2020 East Financial Way, Suite 100 Glendora, CA 91741
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(626) 914-7385

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2019

Item 1. Reports to Stockholders.

Annual Report

September 30, 2019

Miller Income Fund

Class A  LMCJX

Class C  LCMNX

Class FI  LMCKX

Class I  LMCLX

Class IS  LMCMX

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, the Miller Income Fund will send a notice, either by mail or e-mail, each time an updated report is available on the Fund's website (www.millervaluefunds.com). Investors enrolled in electronic delivery will receive the notices by e-mail, with links to the updated report and will not need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notices in the mail.

All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge. Contact your financial intermediary to make this election, or direct investors can call 1-888-593-5110.

Table of contents

Miller Income Fund
Manager commentary	1
Fund at a glance	9
Fund expenses	10
Fund performance	12
Schedule of investments	13
Statement of assets and liabilities	17
Statement of operations	19
Statement of changes in net assets	20
Financial highlights	21
Notes to financial statements	26
Report of independent registered public accounting firm	35
Approval of Investment Advisory Agreement	37
Additional information	39
Privacy notice	42
Directory of funds' service providers	Back Cover

Miller Income Fund 2019 Annual Report

Miller Income Fund manager commentary
(unaudited)

The Miller Income Fund I-shares returned -5.48% in for the fiscal year ended September 30, 2019, while the BofA Merrill Lynch High Yield Master II index returned 6.30%. The Fund is ahead of the index for the calendar year to date, but we always want to do better, and the past 9 and 12 months are no exception. We have long attempted to create an income-generating portfolio with "negative duration," meaning we believe the value of our holdings would rise if longer-term rates do. If we are able to achieve this dynamic, it should make the portfolio a compelling, but more volatile, complement to traditional fixed income portfolios, whose values tend to fall as inflation and rates rise. While the falling-rate and slowing-growth environment has been a challenge for us over the past year, we believe two recent macro inflections could represent big positive changes at the margin for our strategy — namely, more accommodative monetary and trade policy.

Average Annual Total Returns and Expenses (%) — as of 9/30/20191

	Without Sales Charges
	1 Yr	3 Yr	5 Yr	Inception[2]
Class A	-5.76	7.62	2.99	2.93
Class C	-6.48	6.84	2.22	2.19
Class FI	-5.80	7.60	2.93	2.83
Class I	-5.48	7.98	3.28	3.19
Class IS	-5.38	8.08	3.38	3.28
ICE BofAML HY Master II Index	6.30	6.07	5.36	4.94
S&P 500	4.25	13.39	10.84	11.04
	With Max Sales Charges
	1 Yr	3 Yr	5 Yr	Inception[2]
Class A	-11.15	5.51	1.78	1.84
Class C	-7.34	6.84	2.22	2.19

1  Performance greater than one year is annualized.

2  Fund incepted on 2/28/2014

Gross (Net) Expenses (%): Class A 2.15 (2.11); Class C 2.90 (2.86); Class FI 2.22 (2.11); Class I 1.90 (1.81), Class IS 1.84 (1.71). Miller Value Partners, LLC (the "Adviser") has agreed to waive a portion or all of the management fees payable to it by the Fund and/or to pay the Fund's operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses (other than interest expense, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses, and acquired fund fees and expenses) to 1.25% for Class A, 2.00% for Class C, 1.25% for Class FI, 0.95% for Class I, and 0.85% for Class IS through February 29, 2020. Expense ratios are current to the most recent prospectus dated January 31, 2019. Net expenses are applicable to investors.

Performance shown represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than the original cost. Class A shares have a maximum front end sales charge of 5.75%. Class C shares have a one year contingent deferred sales charge (CDSC) of 1.0%. If sales charges were included, performance shown would be lower. Total returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Total return figures are based on the NAV per share applied to shareholder subscriptions and redemptions, which may differ from the NAV per share disclosed in Fund shareholder reports. Performance would have been lower if fees had not been waived in various periods. Numbers may be the same due to rounding. YTD is calculated from January 1 of the reporting year. All classes of shares may not be available to all investors or through all distribution channels. For the most recent month-end information, please call 888-593-5110.

Miller Income Fund 2019 Annual Report

Miller Income Fund manager commentary
(unaudited) (cont'd)

We have spilled no shortage of ink on the Federal Open Market Committee's (FOMC) interest rate decisions for a variety of reasons. First, no other regularly changing policy is likely to have a greater impact on the economy and markets. Financial theory posits that the risk-free rate of interest is the basis upon which all other securities are priced. Second, it is also uniquely alterable, and the range of outcomes is relatively narrow, especially when compared to fiscal policy. We are not the only investors who view Fed policy as distinctively important, given that the official meeting record remains shrouded in secrecy until its release three weeks after each meeting. Computers and investors quickly analyze the release of the minutes, which often send significant gyrations through trillion-dollar markets.

The major, explicit rate changes tend to occur during the FOMC's regularly scheduled meetings, but we believe the most recent between-meeting policy change may have received less attention than deserved, representing a meaningful market inflection point, despite the Fed's proactive denial of this premise. On October 8, FOMC Chair Jerome Powell communicated that The Fed will soon start buying $60B per month of short-term Treasury bills, which comes on the heels of not only slowing global growth but also major stresses in short-term funding markets, which have seen troubling signs of tight liquidity in the form of rate spikes. The decision to start new asset purchases completes a U-turn on the marginal trajectory of monetary policy over the past two years; systemic liquidity is now on the upswing. Prior to these just-announced asset purchases, the central bank's assets peaked at the beginning of 2015 and had been essentially constant for three years until the balance sheet normalization program began at the end of 2017 and picked up pace through 2018, causing the Federal Reserve's assets to fall by 15% between the end of 2018 and the August 2019 asset trough, at which point funding markets forced the Fed's hand to be more aggressive in providing liquidity.

So, the monetary policy makers at the most important central bank in the world are now back to a wholly accommodative stance at least through the second quarter of 2020, via both additional asset purchases as well as an inclination to continue lowering their target rate (n.b., the Fed lowers its target rate through conducting open market operations, which just means they buy bonds). Now, there may be another potential key inflection on the horizon, which could come from a trade deal with China. If one assumes President Trump wants another term in office, the market has told him repeatedly that making nice with China matters. Still, it would not be fair to expect a deal to materialize overnight between the world's two largest economies, representing 40% of global GDP. There will be ongoing puts and takes, but it would not be unreasonable to assume that some type of deal is likely prior to the next election, which would be a boon for global growth prospects. If we are right, all of this would augur well for our strategy, which focuses on what we believe to be undervalued yield.

Miller Income Fund 2019 Annual Report

We will touch on the more significant portfolio changes which occurred in the period to provide insights into the thought process behind the portfolio.

In the fourth quarter of 2018, we added General Electric 5% perpetual preferred. In 2018, this security traded near par until the beginning of October, which was especially interesting considering that the bulk of the value destruction in the common stock occurred prior to that time, and the beginning of October marked the start of selling pressure across many markets. Our average cost on this was ~$0.80 on the dollar, implying a yield of ~7.5%, which we believed would easily outperform our primary benchmark. However, we also saw several other compelling ways to win here beyond coupon-clipping. While this security sat below almost all of the debt in the capital structure, we thought it afforded a strong margin of safety, as we still had over $75B of equity market capitalization beneath us, and the common shares appeared to find a bottom in December at almost the exact time the Board cut the common dividend, even as most stocks were declining. However, the Board maintained a stub dividend of $0.01/share, amounting to almost $350M in cash payments each year. Meanwhile, the preferred share dividend amounts to $285M per year. If times got tight, management could more-than cover the preferred dividend through eliminating the common dividend. Another interesting aspect to this paper was that its coupon begins to float in two years. At current interest rates, it would cost GE another $50M in cash payments each year into perpetuity; if short-term rates rise further, the debt will become even more expensive for GE. However, the issue was "callable," which means GE has the option to repay the debt at the time it begins to float, which would prevent them from paying additional interest at that time. The "yield-to-call," or annualized rate of return in the event that management decides to repay the issue, was almost 17% at our average cost. In the third quarter of 2019, we eliminated our position in the General Electric perpetual preferreds near a ten-point premium to our average cost.

We initiated a position in the debt of Diebold Nixdorf, which makes automated teller machines (ATMs), connected commerce software and point-of-sale systems (once known as "cash registers"), in the first quarter of 2019, and it has been a top holding this year. Diebold issued the debt in 2016 to help finance its acquisition of Wincor Nixdorf, for which a prior management team overpaid. Since the initial attempt at integrating the acquisition, the Board has cleaned house and brought in a new group that appears to have the situation under control. The new management team continues to boost guidance for its cost savings program and is aggressively paying down debt while looking to increase cash returns on capital. In addition to already having aligned equity incentives with shareholders, various management members are increasing their personal stakes meaningful open market purchases of the stock. Various members of management would

Miller Income Fund 2019 Annual Report

Miller Income Fund manager commentary
(unaudited) (cont'd)

presumably not be committing such personal capital to a more junior security than our debt unless they had a high degree of confidence that the debt was money-good. At our purchase price, the yield to worst would be north of 11%, though we think we could do better than this depending on the pace of debt paydown and the market's reaction to it.

In the third quarter of 2019, we eliminated our position in Blackstone (BX) near $50/share versus an average cost of approximately $34 with some nice dividends clipped along the way. We have written extensively about the alternative asset managers and continue to hold big positions in both Apollo (APO) and Carlyle (CG), mainly because we view their valuations as much less demanding relative to their prospects when compared to Blackstone. We also eliminated our position in the General Electric perpetual preferreds near a ten-point premium to our average cost. Not everything we sold over the period was a winner. We cut our losses on the mall REIT Washington Prime Group (WPG), which continues to struggle. While the management team is working hard to fight the ongoing secular shifts, they may prove too strong to overcome. We also eliminated the Ascena bank loan, which lost money for us, as we failed to anticipate how poor management's execution would be.

The most significant new position is the debt of private prison operator GEO Group, whose yield is at an all-time high, approaching 11% annualized if one believes the bonds will be repaid at par. Longer-term shareholders will recall that we are no strangers to the space, as we purchased GEO equity in 2016 near its all-time low after the Obama administration announced it intended to phase out the use of private prisons. A quick review of the situation back then showed that a) the federal government had less direct influence over contracts than the market thought, and b) there were few readily available alternatives. There are several interesting aspects to the more recent sell-off. Despite the debt market's angst hitting at an all-time high, the only plan in place that could affect the group is the recently signed California legislation preventing contract renewals starting next year. GEO Group owns most of the space for which it is responsible in the state, and presumably California would need to pay GEO for those facilities; the headline risk is likely greater than the real risk, which is where the opportunity lies.

The aforementioned holdings are just some of many ideas that we find compelling in the current environment, and we are on the hunt daily. Please feel free to contact us with any questions, comments or ideas. As always, we remain the largest shareholders in the Fund, and we appreciate your support.

Miller Income Fund 2019 Annual Report

Bill Miller IV, CFA, CMT October 15, 2019

What is the Fund's investment strategy?

The Fund seeks to provide a high level of income while maintaining potential for growth. The Fund is designed for long-term investors. The Fund's investment style is flexible and intended to generate a high level of income from a wide array of sources. The investment strategy involves identifying instances where the Adviser believes the capital markets have mispriced investment opportunities and exploiting price discrepancies and inefficiencies in the market. The ability to tactically move across asset classes and up and down the capital structure is intended to allow the Fund to access the greatest yield and valuation opportunities. The portfolio managers believe that this flexible approach will allow the Fund to maintain a high level of income while also preserving the opportunity for growth over time. The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations. Although the Adviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions. The Fund is classified as "non-diversified," which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

What were the market conditions and economic environment for the period?

The bull market has continued over the past 12 months as the trajectory of the U.S. economy remains positive. The market bounced back to new all-time highs after sinking 20% peak to trough in 4Q18, which saw the worst December since 1931. The equity market is up around 20% year-to-date through September 30, yet the trailing-twelve-month return is just over 4% and lagging the 10% return for bonds. Economic growth has been modest at about 2% while inflation is still well under the Fed's 2% target. Companies are still achieving high returns on invested capital, solid profit margins, and free cash flow generation. Interest rates have been roughly cut in half over the past year and are at levels that provide little competition for stocks. The US consumer, making up 70% of GDP, remains healthy with solid real wage growth, strong balance sheets, and high savings rates while unemployment hit its lowest level since 1969. Monetary policy turned accommodative as the Federal Reserve cut rates twice and announced they will soon start buying $60B per month of short-term Treasury bills. The US/China trade deal has weighed on global growth and sentiment, but there may be a potential

Miller Income Fund 2019 Annual Report

Miller Income Fund manager commentary
(unaudited) (cont'd)

inflection on the horizon as both countries reached an accord on aspects of a trade deal. The yield curve inversion raised fears of an impending recession over the past several months, but has recently de-inverted.

Discuss investment strategies and techniques used that affected Fund performance the most.

The Fund's primary goal is to generate a high level of income while preserving the potential for capital appreciation. We try to do this by owning securities that are not only high-yielding but also undervalued. If we are correct that the price does not adequately reflect the security's potential future cash flows, we hope to also capture capital appreciation on top of our yield. The Fund has a flexible mandate, enabling the managers to invest up and down the capital structure in securities with the best reward/risk opportunity.

Miller Income Fund is currently allocated 71% in income-generating equities and 29% in fixed-income securities we believe have appreciation potential. We believe our focus on bottom-up, long-term, company-specific fundamentals will continue to serve our investors well in this environment. The flexibility of the Fund to invest in undervalued income-generating securities, regardless of sector, is likely to provide a compelling risk-adjusted return profile in conjunction with daily liquidity.

Describe portfolio activity over period.

Miller Income Fund's turnover for the 12-month period ending September 30, 2019 was 60.7%, compared to 37.2% for the previous period. We initiated 28 new and eliminated 27 positions during the year. As of September 30, 2019, the Fund had 40 holdings.

Describe portfolio positioning at period end.

The Fund is currently positioned 70.8% in equities, 29.4% in Fixed Income, and -0.2% in Cash. The Fund's top ten holdings by issuer increased to 47.7% of the portfolio from 40.6% in the prior year.

The Fund is invested in often overlooked areas of the market, where we believe we have found a gap between price and intrinsic value. Master Limited Partnerships make up 8.0% of the portfolio. Many companies in this space are at all-time lows in valuations, and the MLP Index has fallen by more than half over the last five years. We believe valuations in the space are likely to recover and that the future is better than the prices imply. Alternative asset managers continue to represent a significant weight in the Fund, as we see big valuation discounts to the market within this group, despite business models that have vastly outperformed the market over long periods of time. This group tends to have unpredictable earnings and dividend volatility, along with partnership structures historically, all of which

Miller Income Fund 2019 Annual Report

present hurdles for some institutional investors. We have also been finding meaningful opportunities abroad, which we think could help the risk-adjusted return profile of the portfolio.

The ICE BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below-investment-grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody's and S&P. The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. An investor cannot invest directly in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges. Free cash flow is earnings before depreciation, amortization, and non-cash charges minus maintenance capital expenditures. The yield to worst (YTW) is the lowest potential yield that can be received on a bond without the issuer actually defaulting. The yield to call is the yield of a bond if you buy and hold the security until the call date. Duration is a measure of the sensitivity of a bond price or other debt instrument price to a change in interest rates. A coupon is the annual interest rate paid on a bond, expressed as a percentage of the face value and paid from issue date until maturity. Par or par value of a bond is the face value or the value at which the bond will be redeemed at maturity.

The views expressed are those of the portfolio managers as of the date indicated, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Discussions of individual securities are intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended and should not be relied upon as the basis for anyone to buy, sell or hold any security. Portfolio holdings and sector allocations may not be representative of the portfolio manager's current or future investment and are subject to change at any time. Please refer to the schedule of investments in this report for complete holdings information.

Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Real estate investment trusts (REITs) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks, and risks associated with small and mid-cap investments. Asset-backed, mortgage-backed or mortgage related securities are subject to prepayment and extension risks. Investments in MLP securities are subject to unique risks, including the

Miller Income Fund 2019 Annual Report

Miller Income Fund manager commentary
(unaudited) (cont'd)

risks of MLPs and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Short selling is a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed income securities falls. High yield bonds are subject to greater price volatility, illiquidity, and possibility of default. As a nondiversified Fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund's losses from events affecting a particular issuer. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Miller Value Funds are distributed by Quasar Distributors, LLC.

Must be preceded or accompanied by a prospectus.

Miller Income Fund 2019 Annual Report

Fund at a glance (unaudited)

Investment breakdown (%) as a percent of total investments

Miller Income Fund 2019 Annual Report

Fund expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2019 and held for the six months ended September 30, 2019.

Actual Expenses

The table below titled "Based on total actual return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical Example for Comparison Purposes

The table below titled "Based on hypothetical actual return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Miller Income Fund 2019 Annual Report

Based on total actual return1

	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	3.13%	$1,000.00	$1,031.30	1.26%	$6.42
Class C	2.74	1,000.00	1,027.40	2.01	10.22
Class FI	3.01	1,000.00	1,030.10	1.26	6.41
Class I	3.29	1,000.00	1,032.90	0.96	4.89
Class IS	3.34	1,000.00	1,033.40	0.86	4.38

Based on hypothetical actual return1

	Hypothetical Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,018.75	1.26%	$6.38
Class C	5.00	1,000.00	1,014.99	2.01	10.15
Class FI	5.00	1,000.00	1,018.80	1.26	6.38
Class I	5.00	1,000.00	1,020.26	0.96	4.86
Class IS	5.00	1,000.00	1,020.76	0.86	4.36

1  For the six months ended September 30, 2019.

2  Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value or does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge ("CSDC") with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class' respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

Miller Income Fund 2019 Annual Report

Fund performance (unaudited)

Historical Performance

Value of $10,000 invested in

Class A, C and FI Shares of Miller Income Fund vs. ICE BofA Merrill Lynch High Yield Master II Index and S&P 500 Index† — 2/28/14 to 9/30/19

Value of $1,000,000 invested in

Class I and IS Shares of Miller Income Fund vs. ICE BofA Merrill Lynch High Yield Master II Index and S&P 500 Index† — 2/28/14 to 9/30/19

†  Hypothetical illustration of $10,000 invested in Class A, C and FI shares and $1,000,000 invested in Class I and IS shares of Miller Income Fund on February 28, 2014 (inception date), assuming the reinvestment of all distributions, including return of capital, if any, at net asset value through September 30, 2019. Class A shares reflect the deduction of the maximum sales charge of 5.75% at the time of investment. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, if applicable, in the ICE BofA Merrill Lynch High Yield Master II Index and S&P 500 Index. Please note that an investor cannot invest directly in an index.

Miller Income Fund 2019 Annual Report

Schedule of investments

September 30, 2019

Miller Income Fund

Security	Shares	Value
Common Stocks — 69.9%
Communication Services — 5.4%
Diversified Telecommunication Services — 1.3%
CenturyLink Inc.	206,000	$2,570,880
Media — 4.1%
National CineMedia Inc.	830,000	6,806,000
New Media Investment Group Inc.	192,000	1,691,520
Total Media		8,497,520
Total Communication Services		11,068,400
Consumer Discretionary — 11.2%
Hotels, Restaurants & Leisure — 5.7%
Cedar Fair LP	102,500	5,981,900
William Hill PLC	2,475,000	5,710,415
Total Hotels, Restaurants & Leisure		11,692,315
Specialty Retail — 5.5%
Abercrombie & Fitch Co., Class A Shares	434,000	6,770,400
Chico's FAS Inc.	1,150,000	4,634,500
Total Specialty Retail		11,404,900
Total Consumer Discretionary		23,097,215
Consumer Staples — 2.7%
Tobacco — 2.7%
British American Tobacco PLC	150,000	5,546,778
Energy — 5.1%
Oil, Gas & Consumable Fuels — 5.1%
Energy Transfer LP	296,240	3,874,819
NGL Energy Partners LP	475,000	6,607,250
Total Oil, Gas & Consumable Fuels		10,482,069
Total Energy		10,482,069
Financials — 28.3%
Banks — 4.5%
Danske Bank A/S	165,000	2,297,491
Sberbank of Russia PJSC — ADR	500,000	7,071,250
Total Banks		9,368,741
Capital Markets — 17.8%
Apollo Global Management LLC, Class A Shares	356,500	13,482,830
BGC Partners Inc., Class A Shares	1,071,000	5,890,500
Sculptor Capital Management Inc.	189,500	3,691,460
Carlyle Group LP/The	533,800	13,643,928
Total Capital Markets		36,708,718

Miller Income Fund 2019 Annual Report

Schedule of investments (cont'd)

September 30, 2019

Miller Income Fund

Security			Shares	Value
Mortgage Real Estate Investment Trusts (REITs) — 6.0%
Arlington Asset Investment Corp., Class A Shares			591,700	$3,248,433
Chimera Investment Corp.			220,000	4,303,200
Two Harbors Investment Corp.			359,080	4,714,721
Total Mortgage Real Estate Investment Trusts (REITs)				12,266,354
Total Financials				58,343,813
Industrials — 10.5%
Commercial Services & Supplies — 3.2%
Quad/Graphics Inc.			630,000	6,621,300
Marine — 2.6%
Seaspan Corp.			500,000	5,315,000
Transportation Infrastructure — 4.7%
Macquarie Infrastructure Corp.			248,000	9,788,560
Total Industrials				21,724,860
Materials — 5.7%
Chemicals — 1.7%
Chemours Co/The			235,000	3,510,900
Metals & Mining — 4.0%
Alrosa PJSC			5,700,000	6,547,683
Eregli Demir ve Celik Fabrikalari TAS			1,400,000	1,698,247
Total Metals & Mining				8,245,930
Total Materials				11,756,830
Utilities — 1.0%
Multi-Utilities — 1.0%
Just Energy Group Inc.			843,100	1,998,147
Total Common Stocks (Cost — $135,071,365)				144,018,112
	Rate	Maturity Date	Face Amount
Corporate Bonds & Notes — 29.1%
Communication Services — 5.0%
Diversified Telecommunication Services — 5.0%
CenturyLink Inc.	7.600%	9/15/39	$10,500,000	10,290,000
Consumer Discretionary — 4.9%
Auto Components — 1.6%
Tenneco Inc.	5.000%	7/15/26	4,000,000	3,290,000
Automobiles — 1.8%
Tesla Inc.(b)	5.300%	8/15/25	4,000,000	3,610,000
Diversified Consumer Services — 1.5%
Weight Watchers International Inc.(b)	8.625%	12/1/25	3,000,000	3,127,500
Total Consumer Discretionary				10,027,500

Miller Income Fund 2019 Annual Report

Miller Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Consumer Staples — 1.0%
Personal Products — 1.0%
Avon Products Inc., Senior Notes	7.000%	3/15/23	$1,946,000	$2,057,895
Energy — 2.4%
Oil, Gas & Consumable Fuels — 2.4%
Chaparral Energy Inc.(a)(b)	8.750%	7/15/23	9,000,000	3,645,000
Extraction Oil & Gas Inc.(b)	7.375%	5/15/24	2,000,000	1,320,000
Total Oil, Gas & Consumable Fuels				4,965,000
Total Energy				4,965,000
Finance and Insurance — 0.4%
Activities Related to Credit Intermediation — 0.4%
Ocwen Loan Servicing LLC(b)	8.375%	11/15/22	1,000,000	840,000
Financials — 0.9%
Consumer Finance — 0.9%
Curo Group Holdings Corp.(b)	8.250%	9/1/25	2,000,000	1,755,000
Health Care — 2.5%
Pharmaceuticals — 2.5%
Endo Ltd., Senior Notes(b)	6.000%	7/15/23	8,431,000	5,213,309
Information Technology — 6.0%
Technology Hardware, Storage & Peripherals — 6.0%
Diebold Nixdorf Inc.	8.500%	4/15/24	13,060,000	12,358,025
Mining, Quarrying, and Oil and Gas Extraction — 1.6%
Support Activities for Mining — 1.6%
McDermott Technology Americas Inc.(b)	10.625%	5/1/24	14,000,000	3,360,000
Real Estate — 4.4%
Equity Real Estate Investment Trusts (REITs) — 4.4%
GEO Group Inc/The	5.125%	4/1/23	6,500,000	5,768,750
GEO Group Inc/The	6.000%	4/15/26	4,000,000	3,248,000
Total Equity Real Estate Investment Trusts (REITs)				9,016,750
Total Real Estate				9,016,750
Total Corporate Bonds (Cost — $63,039,150)				59,883,479
Total Investments — 99.0% (Cost — $198,110,515)				203,901,591
Other Assets in Excess of Liabilities — 1.0%				2,139,960
Total Net Assets — 100.0%				$206,041,551

ADR — American Depositary Receipt

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

(a)  Illiquid security.

(b)  Security was purchased to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A Securities are deemed to be liquid.

Miller Income Fund 2019 Annual Report

Schedule of investments (cont'd)

September 30, 2019

Miller Income Fund

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. ("MSCI") and Standard & Poor's Financial Services. LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2019 Annual Report

Statement of assets and liabilities

September 30, 2019

Assets:
Investments, at value (Cost $198,110,515)	$203,901,591
Cash	5,223
Investment securities sold	393,592
Dividends and interest receivable	2,391,163
Receivable for fund shares sold	711,031
Prepaid expenses	28,994
Total Assets	207,431,594
Liabilities:
Payables:
Payable for fund shares repurchased	665,907
Line of credit payable	406,000
Investment management fees payable	100,077
Service and/or distribution fees payable	78,368
Distribution payable	7,820
Interest payable	1,303
Accrued other expenses	130,568
Total Liabilities	1,390,043
Total Net Assets	$206,041,551
Net Assets:
Paid-in capital	$232,311,046
Total accumulated loss	(26,269,495)
Total Net Assets	$206,041,551

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2019 Annual Report

Statement of assets and liabilities (cont'd)

September 30, 2019

Net Assets:
Class A	$36,461,535
Class C	$38,462,504
Class FI	$209,412
Class I	$79,411,464
Class IS	$51,496,636
Shares Outstanding:
Class A	4,712,477
Class C	4,977,957
Class FI	27,169
Class I	10,276,214
Class IS	6,666,160
Net Asset Value:
Class A (and redemption price)	$7.74
Class C *	$7.73
Class FI (and redemption price)	$7.71
Class I (and redemption price)	$7.73
Class IS (and redemption price)	$7.73
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$8.21

*  Redemption price per share of Class C shares is NAV reduced by 1.00% CDSC if shares are redeemed within one year of purchase (See Note 3)

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2019 Annual Report

Statement of operations

For the Year Ended September 30, 2019

Investment Income:
Dividends and distributions (Net of foreign tax of $320,927)	$13,851,079
Return of capital (Note 2(c))	(4,598,287)
Net Dividends and Distributions	9,252,792
Interest	5,024,810
Total Investment Income	14,277,602
Expenses:
Investment management fee (Note 3)	1,352,006
Distribution fees (Note 5)	456,469
Transfer agent expenses	141,543
Administration fees	117,340
Shareholder servicing fees (Note 5)	92,193
Registration fees	77,729
Custody fees	52,918
Shareholder reports	39,071
Legal fees	23,413
Audit and tax fees	17,000
Interest expense (Note 8)	12,962
Compliance fees	12,050
Trustees' fees	11,480
Insurance	4,062
Fees recaptured by investment manager (Note 3)	35
Miscellaneous expenses	13,184
Total Expenses	2,423,455
Less: Fee waivers and/or expense reimbursement (Note 3)	(132,615)
Net Expenses	2,290,840
Net Investment Income	11,986,762
Realized and Unrealized Gain/(Loss) on Investments (Notes 2 and 7):
Net Realized Gain (Loss) From:
Investment transactions	(17,011,127)
REIT distributions	182,447
Net Realized Loss	(16,828,680)
Net Change in Unrealized appreciation/depreciation on:
Investment transactions	(6,619,526)
Foreign currency translation	(1,370)
Change in Net Unrealized Depreciation on Investments	(6,620,896)
Net Loss on Investments	(23,449,576)
Decrease in Net Assets from Operations	$(11,462,814)

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2019 Annual Report

Statements of changes in net assets

For the Years Ended September 30,	2019	2018
Operations:
Net investment income	$11,986,762	$8,328,502
Net realized gain (loss)	(16,828,680)	159,452
Change in unrealized appreciation/depreciation	(6,620,896)	7,922,234
Increase (Decrease) in Net Assets from Operations	(11,462,814)	16,410,188
Distributions to shareholders from (Note 5):
Net investment income	(11,838,763)	(9,106,045)
Return of Capital	(3,511,204)	(2,703,933)
Decrease in Net Assets from Distributions to Shareholders	(15,349,967)	(11,809,978)
Fund Share Transactions (Note 6):
Net proceeds from sale of shares	64,859,561	76,685,282
Reinvestment of distributions	14,857,527	11,539,874
Cost of shares repurchased	(43,647,547)	(22,313,003)
Increase in Net Assets from Fund Share Transactions	36,069,541	65,912,153
Increase in Net Assets	9,256,760	70,512,363
Net Assets:
Beginning of year	196,784,791	126,272,428
End of year	$206,041,551	$196,784,791

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2019 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class A Shares[1]	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.90	$8.58	$7.82	$7.74	$9.89
Income (loss) from operations:
Net investment income	0.48	0.50	0.53	0.53	0.53
Net realized and unrealized gain (loss)	(1.03)	0.47	0.86	0.22	(2.01)
Total income (loss) from operations	(0.55)	0.97	1.39	0.75	(1.48)
Less distributions from:
Net investment income	(0.48)	(0.53)	(0.53)	(0.52)	(0.53)
Return of capital	(0.13)	(0.12)	(0.10)	(0.15)	(0.14)
Total distributions:	(0.61)	(0.65)	(0.63)	(0.67)	(0.67)
Net asset value, end of year	$7.74	$8.90	$8.58	$7.82	$7.74
Total return[2]	-5.76%	11.70%	18.42%	10.34%	-15.76%
Net assets, end of year (000s)	$36,462	$37,749	$12,061	$9,460	$12,654
Ratios to average net assets:
Gross expenses	1.29%	1.29%	1.32%	1.32%	1.34%[3]
Net expenses[4,5]	1.26[6]	1.25	1.25	1.22	1.19[3]
Net investment income	6.10	5.67	6.40	7.14	5.60
Portfolio turnover rate	61%	37%	52%	53%	54%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

3  Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

4  As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to February 29, 2020 without the Board of Trustees' consent.

5  Reflects fee waivers and/or expense reimbursements.

6  Interest expense was 0.01% for the year ended September 30, 2019. Excluding interest, the net expense ratio for the year was 1.25%

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2019 Annual Report

Financial highlights (cont'd)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class C Shares[1]	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.88	$8.56	$7.81	$7.74	$9.89
Income (loss) from operations:
Net investment income	0.43	0.40	0.46	0.49	0.46
Net realized and unrealized gain (loss)	(1.02)	0.50	0.86	0.19	(2.01)
Total income (loss) from operations	(0.59)	0.90	1.32	0.68	(1.55)
Less distributions from:
Net investment income	(0.44)	(0.47)	(0.48)	(0.48)	(0.48)
Return of capital	(0.12)	(0.11)	(0.09)	(0.13)	(0.12)
Total distributions:	(0.56)	(0.58)	(0.57)	(0.61)	(0.60)
Net asset value, end of year	$7.73	$8.88	$8.56	$7.81	$7.74
Total return[2]	-6.48%	11.00%	17.46%	9.45%	-16.38%
Net assets, end of year (000s)	$38,463	$35,203	$26,612	$21,632	$16,967
Ratios to average net assets:
Gross expenses	2.04%	2.04%	2.06%	2.07%	2.11%[3]
Net expenses[4,5]	2.01[6]	2.00	2.00	1.98	1.93[3]
Net investment income	5.43	4.60	5.62	6.50	4.91
Portfolio turnover rate	61%	37%	52%	53%	54%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

3  Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

4  As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to February 29, 2020 without the Board of Trustees' consent.

5  Reflects fee waivers and/or expense reimbursements.

6  Interest expense was 0.01% for the year ended September 30, 2019. Excluding interest, the net expense ratio for the year was 2.00%

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class FI Shares[1]	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.86	$8.55	$7.80	$7.73	$9.88
Income (loss) from operations:
Net investment income	0.43	0.59	0.56	0.53	0.53
Net realized and unrealized gain (loss)	(0.98)	0.37	0.83	0.20	(2.02)
Total income (loss) from operations	(0.55)	0.96	1.39	0.73	(1.49)
Less distributions from:
Net investment income	(0.47)	(0.53)	(0.54)	(0.52)	(0.52)
Return of capital	(0.13)	(0.12)	(0.10)	(0.14)	(0.14)
Total distributions:	(0.60)	(0.65)	(0.64)	(0.66)	(0.66)
Net asset value, end of year	$7.71	$8.86	$8.55	$7.80	$7.73
Total return[2]	-5.80%	11.66%	18.44%	10.20%	-15.84%
Net assets, end of year (000s)	$209	$866	$40	$9	$9
Ratios to average net assets:
Gross expenses	1.26%[4]	1.36%	2.40%	4.88%	7.00%
Net expenses[3,4]	1.26[5]	1.25	1.25	1.25	1.25
Net investment income	5.41	6.58	6.76	7.13	5.57
Portfolio turnover rate	61%	37%	52%	53%	54%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

3  As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to February 29, 2020 without the Board of Trustees' consent.

4  Reflects fee waivers and expense reimbursements, or recapture of previous waivers.

5  Interest expense was 0.01% for the year ended September 30, 2019. Excluding interest, the net expense ratio for the year was 1.25%

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2019 Annual Report

Financial highlights (cont'd)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class I Shares[1]	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.89	$8.56	$7.81	$7.73	$9.88
Income (loss) from operations:
Net investment income	0.51	0.51	0.56	0.55	0.56
Net realized and unrealized gain (loss)	(1.03)	0.49	0.85	0.22	(2.02)
Total income (loss) from operations	(0.52)	1.00	1.41	0.77	(1.46)
Less distributions from:
Net investment income	(0.50)	(0.54)	(0.55)	(0.54)	(0.54)
Return of capital	(0.14)	(0.13)	(0.11)	(0.15)	(0.15)
Total distributions:	(0.64)	(0.67)	(0.66)	(0.69)	(0.69)
Net asset value, end of year	$7.73	$8.89	$8.56	$7.81	$7.73
Total return[2]	-5.48%	12.12%	18.66%	10.52%	-15.53%
Net assets, end of year (000s)	$79,411	$68,138	$38,574	$20,933	$21,522
Ratios to average net assets:
Gross expenses	1.03%	1.04%	1.08%	1.07%	1.13%[3]
Net expenses[4,5]	0.96[6]	0.95	0.95	0.95	0.91[3]
Net investment income	6.47	5.78	6.76	7.42	5.92
Portfolio turnover rate	61%	37%	52%	53%	54%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

3  Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

4  As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to February 29, 2020 without the Board of Trustees' consent.

5  Reflects fee waivers and/or expense reimbursements.

6  Interest expense was 0.01% for the year ended September 30, 2019. Excluding interest, the net expense ratio for the year was 0.95%

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class IS Shares[1]	2019	2018	2017	2016	2015
Net asset value, beginning of year	$8.88	$8.56	$7.80	$7.72	$9.88
Income (loss) from operations:
Net investment income	0.51	0.50	0.56	0.56	0.56
Net realized and unrealized gain (loss)	(1.01)	0.50	0.87	0.21	(2.02)
Total income (loss) from operations	(0.50)	1.00	1.43	0.77	(1.46)
Less distributions from:
Net investment income	(0.51)	(0.55)	(0.56)	(0.54)	(0.55)
Return of capital	(0.14)	(0.13)	(0.11)	(0.15)	(0.15)
Total distributions:	(0.65)	(0.68)	(0.67)	(0.69)	(0.70)
Net asset value, end of year	$7.73	$8.88	$8.56	$7.80	$7.72
Total return[2]	-5.38%	12.21%	18.91%	10.78%	-15.58%
Net assets, end of year (000s)	$51,497	$54,829	$48,985	$41,248	$37,475
Ratios to average net assets:
Gross expenses	0.97%	0.98%	1.01%	0.96%	1.00%[3]
Net expenses[4,5]	0.86[6]	0.85	0.85	0.85	0.85[3]
Net investment income	6.49	5.69	6.78	7.52	5.97
Portfolio turnover rate	61%	37%	52%	53%	54%

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

3  Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

4  As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to February 29, 2020 without the Board of Trustees' consent.

5  Reflects fee waivers and/or expense reimbursements.

6  Interest expense was 0.01% for the year ended September 30, 2019. Excluding interest, the net expense ratio for the year was 0.85%

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2019 Annual Report

Notes to financial statements

1. Organization

Miller Income Fund (the "Fund") is a separate non-diversified investment series of the Trust for Advised Portfolios (the "Trust"), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund seeks to provide a high level on income while maintaining the potential for growth.

2. Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") for investment companies. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Topic 946. The presentation of financial statement in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

(a) Investment valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Long-term fixed income securities are valued using prices provided by an independent pricing service approved by the Board of Trustees. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by Miller Value Partners, LLC (the "Advisor") under procedures established by and under the general supervision and responsibility of the Board.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized into three broad levels and described below:

•  Level 1 — quoted prices in active markets for identical investments

Miller Income Fund 2019 Annual Report

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 — significant unobservable inputs, including the Fund's own assumptions in determining the fair value of investments.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund's assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments*
Common Stocks	$144,018,112	—	—	$144,018,112
Corporate bonds & notes	—	$59,883,479	—	59,883,479
Total Investments	$144,018,112	$59,883,479	—	$203,901,591

*  See Schedule of Investments for additional detailed categorizations.

(b) Business development companies. The Fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The Fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

(c) Return of capital estimates. Distributions received from the Fund's investments in Master Limited Partnerships ("MLPs") generally are comprised of income and return of capital. Distributions received from the Fund's investments in Real Estate Investment Trusts ("REITs") generally are comprised of income, realized capital gains and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs and MLPs based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is

Miller Income Fund 2019 Annual Report

Notes to financial statements (cont'd)

recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions are declared and paid on a quarterly basis. The Fund intends to distribute all of its net investment income earned each quarter and any cash received during the quarter from its investments in MLPs and REITs. The Fund intends to distribute the cash received from MLPs and REITs even if all or a portion of that cash may represent a return of capital to the Fund. Distributions of net realized gains, if any, are declared at least annually. The character of distributions made to shareholders during the period may differ from their ultimate characterization for federal income tax purposes. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

(f) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Federal and other taxes. It is the Fund's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund's financial statements.

Management has analyzed the Fund's tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2019, no provision for income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of September 30, 2019, open tax years for the Fund include the tax years ended September 30, 2016, September 30, 2017 and September 30, 2018.

Miller Income Fund 2019 Annual Report

3. Investment management agreement and other transactions with affiliates

The Trust has an agreement to with the Adviser to furnish investment advisory services to the Fund.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $2.5 billion	0.700%
Next $5 billion	0.675
Over $7.5 billion	0.650

The Adviser has contractually agreed to reduce fees and pay expenses (other than interest, commissions, taxes, acquired fund fees and expenses, and extraordinary expenses) so that total annual operating expenses do not exceed the levels set forth below. This expense limitation cannot be terminated prior to February 29, 2020. The Predecessor Fund had the same expense limitations.

Class A	Class C	Class FI	Class I	Class IS
1.25%	2.00%	1.25%	0.95%	0.85%

During the year ended September 30, 2019, fees waived and/or expenses reimbursed amounted to $132,615.

The Adviser is permitted to recapture amounts waived and/or reimbursed to a class within 36 months of the reimbursement date if the class's total annual operating expenses has fallen to a level below the expense limitation ("expense cap") in effect at the time the fees were earned or the expenses incurred. In no case will the Adviser recapture any amount that would result, on any particular business day of the Funds, in the class's total annual operating expenses exceeding the expense cap or any other lower limit then in effect. For the year ended September 30, 2019, the Adviser recaptured $35 of previous waivers in Class FI.

At September 30, 2019, the Fund had remaining fee waivers and/or expense reimbursements subject to be recaptured by the Adviser and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class I	Class IS
Expires September 30, 2020	$7,790	$15,518	$262	$37,223	$70,360
Expires September 30, 2021	8,343	13,168	318	45,391	65,670
Expires September 30, 2022	12,875	13,061	—	49,757	56,922
Total	$29,008	$41,747	$580	$132,371	$192,952

Miller Income Fund 2019 Annual Report

Notes to financial statements (cont'd)

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Fund Services") serves as the Fund's administrator and transfer agent. The officers of the Trust are employees of Fund Services. U.S Bank, N.A. serves as the Fund's custodian. Quasar Distributors, LLC ("Quasar"), an affiliate to Fund Services, acts as the Fund's distributor and principal underwriter. For the year ended September 30, 2019, the Fund incurred the following expenses for administration & fund accounting, transfer agent, custody and compliance fees:

Administration & fund accounting	$117,340
Transfer agent	$141,543
Custody	$52,918
Compliance	$12,050

At September 30, 2019, the Fund had payables for administration & fund accounting, transfer agent, custody and compliance fees in the following amounts:

Administration & fund accounting	$30,710
Transfer agent	$38,020
Custody	$9,121
Compliance	$3,265

The above payable amounts are included in Accrued other expenses in the Statement of assets and liabilities.

The Independent Trustees were paid $11,480 for their services and reimbursement of travel expenses during the year ended September 30, 2019. The Fund pays no compensation to the Interested Trustee or officers of the Trust.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment.

For the year ended September 30, 2019, Quasar did not retain any sales charges for the Fund's Class A shares and CDSCs for Class A and C shares were $17,205 and $1,330, respectively.

Miller Income Fund 2019 Annual Report

4. Investments

During the year ended September 30, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$153,936,811
Sales	115,470,263

5. Class specific expenses and distributions

The Fund has adopted a Rule 12b-1 distribution and shareholder servicing plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively.

The Fund also has arrangements with various parties to provide ongoing sub-transfer agency services for each share class. Sub-transfer agency and/or distribution fees are accrued daily and paid monthly or quarterly.

For the year ended September 30, 2019, class specific expenses were as follows:

	Service and/or Distribution Fees	Servicing Fees
Class A	$93,000	$26,582
Class C	362,842	26,001
Class FI	627	108
Class I	—	39,502
Total	$456,469	$92,193

Distributions by class for the year ended September 30, 2019, and year ended September 30, 2018 were as follows:

	Year Ended September 30, 2019	Year Ended September 30, 2018
Net Investment Income:
Class A	$2,278,863	$1,214,636
Class C	2,025,284	1,597,422
Class FI	11,318	21,001
Class I	4,337,278	3,072,770
Class IS	3,186,020	3,200,216
Total	$11,838,763	$9,106,045
Return of Capital
Class A	$624,749	$522,546
Class C	578,334	435,389
Class FI	3,527	11,726
Class I	1,395,047	953,139
Class IS	909,547	781,133
Total	$3,511,204	$2,703,933

Miller Income Fund 2019 Annual Report

Notes to financial statements (cont'd)

6. Shares of beneficial interest

At September 30, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with no par value. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,487,189	$11,738,179	3,277,083	$29,098,914
Shares issued on reinvestment	351,140	2,659,076	178,629	1,561,930
Shares repurchased	(1,368,765)	(10,647,589)	(619,200)	(5,405,796)
Net increase	469,564	$3,749,666	2,836,512	$25,255,048
Class C
Shares sold	1,933,577	$15,367,721	1,214,202	$10,720,729
Shares issued on reinvestment	338,197	2,560,742	227,462	1,971,981
Shares repurchased	(1,255,974)	(9,803,782)	(586,888)	(5,044,565)
Net increase	1,015,800	$8,124,681	854,776	$7,648,145
Class FI
Shares sold	11,609	$91,856	162,316	$1,482,621
Shares issued on reinvestment	1,733	13,070	3,644	32,412
Shares repurchased	(83,858)	(685,608)	(72,938)	(653,038)
Net increase	(70,516)	$(580,682)	93,022	$861,995
Class I
Shares sold	4,758,963	$37,661,805	3,975,013	$35,383,018
Shares issued on reinvestment	729,931	5,529,072	459,894	3,992,202
Shares repurchased	(2,880,457)	(22,178,242)	(1,272,267)	(11,112,022)
Net increase	2,608,437	$21,012,635	3,162,640	$28,263,198
Class IS
Shares issued on reinvestment	541,643	$4,095,567	459,837	$3,981,349
Shares repurchased	(46,686)	(332,326)	(11,990)	(97,582)
Net increase	494,957	$3,763,241	447,847	$3,883,767
Total increase	4,518,242	$36,069,541	7,394,797	$65,912,153

Miller Income Fund 2019 Annual Report

7. Income tax information

At September 30, 2019, the components of accumulated earnings (losses) for federal income tax purposes were as follows:

Tax cost of investments	$198,557,281
Gross unrealized appreciation	$23,551,793
Gross unrealized depreciation	(18,208,494)
Net unrealized appreciation	$5,343,299
Capital loss carryforwards	(30,675,269)
Late year losses	(11,039)
Other book/tax temporary differences(a)	(926,486)
Total accumulated loss	$(26,269,495)

(a)  Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses and passive activity losses from partnerships.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2019, the following reclassifications have been made:

	Total Accumulated Loss	Paid-in Capital
(a)	$(583,990)	$583,990

(a)  Reclassifications are due to the difference between the estimated and actual tax return of capital amount and book/tax differences in the treatment of various items.

At September 30, 2019, the Fund had capital loss carryforwards, which reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, the character of such capital loss carryforwards is as follows:

Not Subject to Expiration
Short-Term	Long-Term	Total
$13,440,265	$17,235,004	$30,675,269

The Fund is required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve-month period ending October 31. In connection with this requirement, the Fund is permitted, for tax purposes, to defer into its next fiscal year any net capital losses incurred from November 1 through

Miller Income Fund 2019 Annual Report

Notes to financial statements (cont'd)

the end of the fiscal year. Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. At September 30, 2019, the Fund had $11,039 of late-year losses.

8. Line of Credit

The Fund has access to a $10 million unsecured line of credit through an agreement with USBFS. The Fund may temporarily draw on the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Prime Rate, to be paid monthly. Loan activity for the period ended September 30, 2019 was as follows:

Maximum available credit	$10,000,000
Largest amount outstanding on an individual day	3,470,000
Average daily loan outstanding	1,370,937
Interest expense	12,962
Loan outstanding as of September 30, 2019	406,000
Average interest rate	5.39%

9. Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC, the Fund's distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Fund's distributor at the close of the transaction, subject to Board approval.

10. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

Miller Income Fund 2019 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Trust for Advised Portfolios
and the Shareholders of Miller Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Miller Income Fund, a series of shares of beneficial interest in Trust for Advised Portfolios (the "Fund"), including the schedule of investments, as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, and the related notes (collectively referred to as the "financial statements"). The financial highlights for each of the years in the two-year period ended September 30, 2016 were audited by other auditors whose report dated November 18, 2016, expresses an unqualified opinion on such financial statements and financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the

Miller Income Fund 2019 Annual Report

Report of independent registered public accounting firm (cont'd)

Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Trust for Advised Portfolios since 2010.

Philadelphia, Pennsylvania
November 26, 2019

Miller Income Fund 2019 Annual Report

Approval of investment advisory agreement for Miller Income Fund (unaudited)

At a meeting held on August 13 and 14, 2019, the Board of Trustees (the "Board") of Trust for Advised Portfolios (the "Trust"), including all Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, considered and approved the continuance of the investment advisory agreement ("Advisory Agreement") with Miller Value Partners, LLC ("Miller" or the "Adviser"), for the Miller Income Fund (the "Fund"). Ahead of the August meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board's determinations.

In considering the continuance of the Advisory Agreement, the Board considered the following factors and made the following determinations. In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

•  In considering the nature, extent and quality of the services provided by the Adviser, the Trustees considered the Adviser's specific responsibilities in all aspects of the day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of Miller, including information regarding its compliance program, chief compliance officer, and compliance record and its disaster recovery/business continuity plan. The Board also considered the existing relationship between Miller and the Trust, as well as the Board's knowledge of the Adviser's operations, and noted that during the course of the prior year, it had met with the Adviser in person to discuss fund performance and investment outlook, as well as various marketing and compliance topics, including the Adviser's risk management process. The Board concluded that Miller had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that, in the Board's view, the nature, overall quality, and extent of the management services provided were and would continue to be satisfactory and reliable.

Miller Income Fund 2019 Annual Report

Approval of investment advisory agreement for Miller Income Fund (unaudited) (cont'd)

•  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the performance of the Fund on both an absolute basis and in comparison to its peer group and relevant benchmark indexes. The Board considered that the Fund had underperformed relative to its peer group median/average and relative to its benchmarks for the one-year and five-year periods as of June 30, 2019, but outperformed relative to its peer median/average and to one of its benchmark indexes for the three-year period. The Board noted that the Fund had recently achieved a five year performance record.

•  The Trustees also reviewed the cost of the Adviser's services, and the structure and level of advisory fees payable by the Fund, including a comparison of those fees to fees charged by a peer group of funds. The Board noted that the Adviser had contractually agreed to maintain annual expense caps for each of the Fund's classes. The Board noted that the Fund's advisory fee and net expense ratio were lower than the peer group median and average. After reviewing the materials that were provided, the Trustees concluded that the fees to be received by Miller were fair and reasonable.

•  The Trustees considered that, in addition to Miller's commitment to maintain its cap on the Fund's expense ratio, Miller's advisory fee schedule includes breakpoints, which allow for economies of scale to be shared through reductions in the advisory fee as Fund assets grow.

•  The Trustees considered the profitability of Miller from managing the Fund. In assessing Miller's profitability, the Trustees reviewed Miller's financial information that was provided in the materials and took into account both the direct and indirect benefits to Miller from managing the Fund. The Trustees concluded that Miller's profits from managing the Fund were not excessive and, after a review of the relevant financial information, Miller appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

Miller Income Fund 2019 Annual Report

Additional information (unaudited)

September 30, 2019

Proxy Voting Policies and Procedures

You may obtain a description of the Fund's proxy voting policy and voting records, without charge, upon request by contacting the Funds directly at 1-888-593-5110 or on the EDGAR Database on the SEC's website at www.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund's Form N-PX is available without charge by visiting the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Quarterly Form N-Q Portfolio Schedule

The Fund files its complete portfolio schedule with the Securities and Exchange Commission (SEC) for the first and third quarters on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2019). The Fund's Form N-Qs or Part F of Form N-PORT are available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room. For information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

Qualified Dividend Income/Dividends Received Reduction

For the year ended September 30, 2019, certain dividends paid by the Fund may be reported as qualified dividend income (QDI) and are eligible for taxation at capital gains rates.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 58.61%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2019, was 35.76%.

Miller Income Fund 2019 Annual Report

Additional information (unaudited)
Information about Trustees and Officers

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
John Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Insurance Acquisition Corp., Director (February 2019 — present); Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provided strategic advice and assistance to financial institutions (2009 — 2012)	1	The Bancorp, Inc. (2013 to present), Javelin Mortgage Investments, Inc. (2012 — 2016)
Albert J. DiUlio, S.J. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1943	Trustee	Since 2011	Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 — 2014).	1	None
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	1	None
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1968	Trustee, Chairman, President and Principal Executive Officer	Trustee Since 2018; Chairman Since 2018; President and Principal Executive Officer since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 — present)	1	None

Miller Income Fund 2019 Annual Report

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC (2011 — present)
Scott A. Resnick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1983	Secretary	Since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 — present); Associate, Legal & Compliance, PIMCO (2012 — 2018)

(1)  Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.

(2)  The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term "Fund Complex" applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)  "Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, "public companies") or other investment companies registered under the 1940 Act.

(4)  The Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").

(5)  Mr. Kashmerick is an "interested person" of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund's distributor.

The Fund's Statement of Additional Information ("SAI") includes information about the Fund's Trustees and is available without charge, upon request, by calling (888) 593-5110.

Miller Income Fund 2019 Annual Report

Privacy notice

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Miller Income Fund 2019 Annual Report

Investment Adviser

Miller Value Partners, LLC
One South Street
Suite 2550
Baltimore, MD 21202

Distributor

Quasar Distributors, LLC
777 East Wisconsin Avenue
MK-WI-T6
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
Custody Operations
1555 North River Center Drive,
Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street,
3rd Floor
Philadelphia, PA 19103

Legal Counsel

Morgan, Lewis & Bockius, LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Chrystal, Albert J. DiUlio and Harry E. Resis are the “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Miller Income Fund

	BBD, LLP
	FYE 9/30/2019	FYE 9/30/2018
Audit Fees	$14,400	$14,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,100	$3,100
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Miller Income Fund

	BBD, LLP
	FYE 9/30/2019	FYE 9/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Miller Income Fund

	BBD, LLP
Non-Audit Related Fees	FYE 9/30/2019	FYE 9/30/2018
Registrant	3,100	$3,100
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	12/5/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	12/5/19

By	/s/ Russell B. Simon
Russell B. Simon, Treasurer

Date	12/5/19